Exhibit 99.1

Credit Suisse 2008 Global Real Estate Conference www.inlandrealestate.com NYSE: IRC

2 FORWARD-LOOKING STATEMENTS • These presentation materials contain forward-looking statements. Forward-looking statements are statements that are not historical, including statements regarding management's intentions, beliefs, expectations, representations, plans or predictions of the future, and are typically identified by such words as "believe," "expect," "anticipate," "intend," "estimate," "may," "will," "should" and "could." The Company intends that all such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. There are numerous risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements. For a more complete discussion of these risks and uncertainties, please refer to the documents filed by the Company with the SEC, specifically the annual report on Form 10-K for the year ended December 31, 2007. Inland Real Estate Corporation disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

3 IRC SNAPSHOT PROFILE • Inception 1994; listed on NYSE 6/04 . self-administered and self-managed • Targets Midwest primarily • 152 Neighborhood, Community, Power, Lifestyle centers and single-tenant properties • 14.7 million square feet of leasable space under management in 13 states1 • $1.8 billion in assets1 FOCUS & CORE STRENGTHS • Market strength . one of the largest shopping center REITs operating in Midwest2 • Diverse national and local tenants • Growth potential . JVs + direct acquisitions + releasing + redevelopment • Tenured team with dedicated real estate experience Sourc e: Company filings. Data current as of 12/31/07 1. Includes six non-retail properties and retail properties i n unconsolidated j oint v entures , excl uding dev elopment JVs; assets is based on acquisition value. 2. Based on total of 121.5 million nei ghborhood, community and power center square feet i n Chicago MSA as reported by REIS, Inc.

4 IRC RETAIL PORTFOLIO Maintain Core Market Strength; Enhance Retail Platform Chicago MSA 92 8.8 64% Minneapolis MSA 26 2.3 17% Other 28 2.7 19% 146 13.8 100% # RETAIL TOTAL RETAIL % RETAIL PROPERTIES1 GLA (MM) PORTFOLIO Sourc e: Company filings. All data c urrent as of Dec ember 31, 2007. 1. Excl udes non-retail properties ; includes retail properties i n unconsolidated j oint v entures, excluding devel opment JVs.

5 15% 50% 31% 4% PORTFOLIO GLA BY PROPERTY TYPE NATIONAL & LOCAL RETAILERS: % TOTAL S.F. IRC PLATFORM In-Demand Assets & Diversified Tenant Base • Portfolio space leased 70% to national retailers; 30% to local retailers • No single tenant comprises more than 6% of annual base rent Data c urrent as of 12/31/07. Other National Retailers: 43% Supervalu (Jewel/Cub Foods): 7% TJX Companies: 3% Dominick’s Finer Foods: 4% Local Retailers: 30% Roundy’s: 3% Kmart: 3% PetSmart: 2% Kohl’s: 2% Kroger: 2% Office Depot: 1% Neighborhood/Community Power Lifestyle Single Tenant • Portfolio primarily comprised of necessity & value retail • 45% of portfolio grocery-anchored -- tend to fare well even in economic downturns

6 STABLE LEASE ROLLOVER Solid Underlying Cash Flows • Top 10 Retail Tenants1: 24% of total base rents • No more than 10.3% of annual base rent expected to roll in the next 8 years LEASE ROLLOV ER AS A % OF CONTRACTUAL RENT2 1. Based on annual base rent 2. Sourc e: Company filings as of Dec ember 31, 2007 7.6% 9.3% 8.1% 9.2% 10.3% 6.8% 7.0% 5.9% 4.1% 31.8% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017+ LEASE ROLLOVER AS A % OF CONTRACTUAL RENT2

7 RENTAL RATE GROWTH Maximizing Releasing & Retenanting Opportunities • Gains achieved via releasing and retenanting of existing vacant space at market rents • Historical tenant retention rates over 80% • Since 2005 ~$18.3M invested in repositioning assets; additional $5.3M of redevelopment in process RENT INCREASES: RELEASING & RETENANTING 15.3% Increase 18.9% Increase 2006 2007 20.0% Increase 30.3% Increase $11.77 $11.95 $13.57 $14.21 Renewals New Leases Expiring Base Rent New Base Rent (PSF) $13.13 $15.02 $15.75 $19.57 Renewals New Leases

8 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Based, Asset Management and Development JV Strategies Retail Focus .IRC Knowledge Value-enhancing High Quality Partners .‘Union of Expertise’ Long-term Asset Management Role

9 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset-Based Joint Venture New York State Teachers’ Retirement System (NYSTRS) JV: • Formed 2004 to acquire up to $400M in Midwest retail assets • Increase income via fees: property management, leasing, acquisition services – $3.8M in fee income earned 2006-2007 • $320M invested in Midwest retail to date • Focus on deploying remaining capital allocation

10 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Asset Management Joint Venture Inland Real Estate Exchange Corporation / IREX: • Venture formed September 2006 to explore growth potential of 1031 Exchange business • “Union of Expertise” – IRC provides acquisition / asset management expertise to premiere 1031 Exchange sponsor – IREX provides syndication expertise and access to large broker / dealer network • IRC earns acquisition + property management fees; takes long-term asset management role • 2007 Acquisitions: – 463,000 SF FMC Technologies HQ: $65M -- SOLD OUT & CLOSED – 71,000 SF Best Buy: $10.1M – SOLD OUT & CLOSED – 60,900 SF Delavan Crossing: $9.6M – SOLD OUT & CLOSED – 40,900 SF Apria Healthcare: $8.2M – SOLD OUT & CLOSED – 61,700 SF Rainbow Foods: $6.9M – SOLD OUT & CLOSED – 252,500 SF AT&T Call Centers: $44.3M – 100% COMMITTED – 32,300 SF Greenfield Commons: $6.0M – INTERESTED SINGLE BUYER Achieved 150% of 2007 IREX acquisitions goal of $100 million worth of assets

11 JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Development Joint Ventures Inland Venture Corporation / Expanded Taxable REIT Subsidiary: • IRC and successful established developers form a “union of expertise” – Developers skilled at sourcing sites, securing big-box anchors – IRC contributes financing, leasing, property management expertise to enhance productivity of new developments • IRC gains benefits of multiple development talent pools – Diversifies risk – Leverages unique strengths / geographic expertise of each developer • Opportunity to expand portfolio -- add completed assets at pre-negotiated market discount or sell them for a profit • Programmatic JV structures provide opportunities for future projects with existing partners

12 $65,900,000 64 Acres 438,000 SQ FT Pine Tree Institutional Realty Lantern Commons Westfield (Indianapolis), IN $376,200,000 404 Acres 2,753,000 SQ FT TOTALS: $ 13,700,000 7 Acres 90,000 SQ FT Pine Tree Institutional Realty Southshore Shopping Center Boise, ID $ 58,700,000 53 Acres 350,000 SQ FT 11 Outlots Paradise Group Tuscany Village Clermont, FL $ 94,700,000 74 Acres 535,000 SQ FT Tucker Development Corporation The Shops at Lakemoor Lakemoor, IL $ 28,800,000 32 Acres 275,000 SQ FT 11.5 Acres Sold Pine Tree Institutional Realty Orchard Crossing Ft. Wayne, IN $ 13,400,000 54 Acres 260,000 SQ FT 6 Outlots 39 Acres Sold TMK Development Savannah Crossing Aurora, IL $101,000,000 120 Acres 805,000 SQ FT 24 Outlots North American Real Estate (NARE) North Aurora Town Centre North Aurora, IL Estimated Development Cost Size Partner Development JOINT VENTURES BUILD VALUE Diversify Capital Resources + Expand Platform + Drive Growth Inland Venture Corporation (Taxable REIT Subsidiary): Current Development Partnerships

13 FFO/Share 4Q07 $0.36 Shares Outstanding 65.7MM FFO/Share 4Q06 $0.33 Debt2 $1.1B FFO/Share 2007 $1.43 Equity Capitalization $930MM FFO/Share 2006 $1.33 Total Capitalization $2.0B Annual Dividend $0.98/share Debt/Total Capitalization 53.5% Dividend Yield 6.1% @ $15.99/share1 EBITDA/Interest Expense 2.6x IRC FINANCIAL SNAPSHOT SUMMARY STATISTICS Sourc e: Company filings. All data, except per s hare and dividend yield as of Dec ember 31, 2007. 1. Closing stock price 4/7/08. 2. Includes proportionate s hare of unc ons olidated joint venture debt. Y-o-Y Growth 7.5% 9.1%

14 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2002 2003 2004 2005 2006 2007 Total Assets ($MM) $0 $20 $40 $60 $80 $100 Funds from Operations ($MM) $195.2 $46.9 $195.3 $100.0 $93.0 $256.3 $0 $50 $100 $150 $200 $250 $300 2008 (1) 2009 2010 2011 2012 Thereafter (2) FINANCIAL HIGHLIGHTS Solid Fundamentals • Consistent growth • Well-laddered debt maturity schedule Sourc e: Company filings as of Dec ember 31, 2007 (1) Includes line of credit. (2) Includes c onv ertible notes. IRC Financial Highlights Debt Maturity Schedule $MM Assets FFO

15 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 $1.50 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% FFO/Share ($) Dividend/Share ($) FFO Payout Ratio (%) SOLID FFO & DIVIDEND GROWTH • Dividend growth of 40% • FFO payout reduced to 68% from 109% • IRC has raised dividend 13 times in last 12 years • 149th consecutive monthly dividend paid March 2008 Sourc es: Company filings and SNL Financial data. Note: Dividend growth of 40% based on initial $0.70 dividend paid in 1995. IRC GROWTH 1995 - 2007

16 IRC TODAY Retail Focus Midwest Market Concentration Growth Potential . Joint Ventures + Redevelopment + Leasing / Releasing Solid Performance & Core Operations Tenured Team